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                                                                   Exhibit 23.2
                                                                   -------------

                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 24, 1996, except as to the first paragraph of Note 5 which is as of July 8, 1996, appearing on page F-2 of Cambridge Heart, Inc.'s Prospectus constituting part of the Registration Statement on Form S-1 (No. 333-04879).



/s/ Price Waterhouse LLP
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PRICE WATERHOUSE LLP

Boston, Massachusetts
September 19, 1996